UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 13, 2012

Date of Report (date of earliest event reported)

SALESFORCE.COM, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

The Landmark @ One Market, Suite 300

San Francisco, CA 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 901-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by salesforce.com, inc. under Items 2.01, 3.02 and 9.01 on August 13, 2012. Amendment No. 1 is being filed to include the financial statements and financial information required under Item 9.01.

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT LIST
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Section 9—Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of Buddy Media, Inc. as of June 30, 2012 and for the six months ended June 30, 2012 and 2011 and the notes related thereto are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

The audited consolidated financial statements of Buddy Media, Inc. as of and for the years ended December 31, 2011 and 2010 and the notes related thereto are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of salesforce.com, inc. and Buddy Media, Inc. for the year ended January 31, 2012 and as of and for the six months ended July 31, 2012 and the notes related thereto are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of Ernst & Young LLP, Independent Auditor of Buddy Media, Inc.

99.1	Unaudited condensed consolidated financial statements of Buddy Media, Inc. as of June 30, 2012 and for the six months ended June 30, 2012 and 2011 and the notes related thereto

99.2	Audited consolidated financial statements of Buddy Media, Inc. as of and for the years ended December 31, 2011 and 2010 and the notes related thereto

99.3	Unaudited pro forma condensed combined financial information of salesforce.com, inc. and Buddy Media, Inc. for the year ended January 31, 2012 and as of and for the six months ended July 31, 2012 and the notes related thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2012	salesforce.com, inc.

/s/ Burke F. Norton
Burke F. Norton Executive Vice President and Chief Legal Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP, Independent Auditor of Buddy Media, Inc.

99.1	Unaudited condensed consolidated financial statements of Buddy Media, Inc. as of June 30, 2012 and for the six months ended June 30, 2012 and 2011 and the notes related thereto

99.2	Audited consolidated financial statements of Buddy Media, Inc. as of and for the years ended December 31, 2011 and 2010 and the notes related thereto

99.3	Unaudited pro forma condensed combined financial information of salesforce.com, inc. and Buddy Media, Inc. for the year ended January 31, 2012 and as of and for the six months ended July 31, 2012 and the notes related thereto